================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005 (April 13, 2005)

                            -------------------------

                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

                           -------------------------



            New York                     1-5452                       15-0405700
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
        incorporation)


          163-181 Kenwood Avenue, Oneida, New York          13421
          (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

            On April 14, 2005, Oneida Ltd. (the "Company") issued a press release announcing its financial results for the fiscal year ended January 29, 2005. A copy of the press release is attached hereto as
            Exhibit 99.1 and is incorporated herein by reference.

            The information contained in Item 7.01 to this Form 8-K and Exhibit
            99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 8.01.  OTHER EVENTS

            The information required by this Item is incorporated by reference to a press release dated April 13, 2005, which is attached as
            Exhibit 99.2 to this Form.


ITEM 9.01.  FINANCIAL STATEMENTS & EXHIBITS.

            (c.)  Exhibits

                  EXHIBIT 99.1     Press Release dated April 14, 2005.

                  EXHIBIT 99.2     Press Release dated April 13, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONEIDA LTD.

                                            By: /s/ ANDREW G. CHURCH
                                              --------------------------------
                                                    Andrew G. Church
                                                    Senior Vice President &
                                                    Chief Financial Officer

Dated: April 15, 2005